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                                                                   EXHIBIT 10.26

                              EMPLOYMENT AGREEMENT

         THIS EMPLOYMENT AGREEMENT (hereinafter referred to as the "Agreement") is effective January 1, 2004, by and among Meadowbrook, Inc., and Meadowbrook Insurance Group, Inc., (hereinafter referred to as the "Company"), and Merton J. Segal (hereinafter referred to as the "Executive").

                                    RECITALS:

         WHEREAS, the Company and the Executive desire to set forth their respective rights and obligations in connection with the employment of the Executive by the Company by entering into a contract of employment;

         NOW THEREFORE, in consideration of the premises and of the mutual covenants, agreements and understandings contained herein, the parties hereto agree as follows:

                                   AGREEMENT:

         1. EMPLOYMENT. The Company agrees to employ the Executive during the Employment Term (as such term is hereinafter defined in Paragraph 5) and the Executive hereby accepts such employment by the Company, subject to the terms and conditions hereinafter set forth and the Company's Associate Manual (hereinafter referred to as the "Manual"). To the extent that the terms and Conditions of this Agreement conflict with the Manual, this Agreement shall control. This Agreement establishes the terms of Executive's employment and the payments to which the Executive is entitled during such employment and upon termination of employment. Nothing in this Agreement changes the at-will status of the Executive's employment. The Company retains the right to terminate Executive's employment with the Company for any reason and at any time and the Executive retains the same right.

         2. RESPONSIBILITIES AND DUTIES. The Executive shall be employed as the Company's Chairman or in such other position(s) and with such responsibilities and duties as the Board of Directors of the Company may from time to time determine. The Executive shall devote his full working time to the performance of his responsibilities and duties hereunder.

         3. COMPENSATION. In consideration of the performance by Executive of his obligations during the Employment Term, the Company will during the Employment Term pay the Executive:

                  (A) BASE SALARY. A base salary of not less than $38,000 per month (hereinafter referred to as "Base Salary"). Such Base Salary shall be payable in accordance with the normal payroll practices of the Company then in effect. Any increases in the Base Salary shall be determined by the Company.

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                  (B)      DISCRETIONARY BONUS. A discretionary bonus targeted
                           at a minimum of fifty percent (50%) of Executive's Base Salary (hereinafter referred to as the "Discretionary Bonus"). This Discretionary Bonus may be paid at the sole discretion of the Company and will be based on attainment of:

                           (1)      Corporate Goals (growth & profit);

                           (2)      Profit Center Goals; and

                           (3)      Personal Goals and Objectives.

         The Company and the Executive shall annually review and establish the Discretionary Bonus target and the bonus formula described in Section 3(B)(1)-(3).

                  (C) STOCK OPTIONS. The Executive has been, and shall continue to be, eligible for the stock options, in accordance with the terms and conditions of the 1995 and 2002 Stock Option Plans of Meadowbrook Insurance Group, Inc. In the event of any Change in Control, all stock options previously granted to the Executive shall become exercisable by the Executive.

                  (D) LONG TERM INCENTIVE PLAN. The Executive shall be eligible for restricted stock awards and performance bonus awards under the Meadowbrook Insurance Group, Inc. Long Term Incentive Plan.

                  (E)      SEVERANCE.

                                    (1)      WITHOUT CAUSE TERMINATION OR
                                             TERMINATION FOR GOOD REASON. In the
                                             event that prior to a Change in
                                             Control, Executive's employment is
                                             terminated by the Company during
                                             the Employment Term without Cause
                                             or terminated by the Executive for
                                             Good Reason, then the Company shall
                                             make the following payments to the
                                             Executive:

                                             (i)      Executive shall be paid a
                                                      severance equal to
                                                      twenty-four (24) months of
                                                      his existing Base Salary.
                                                      This severance shall be
                                                      paid bi-monthly in
                                                      accordance with the
                                                      Company's regular payment
                                                      schedule of its employees.

                                             (ii)     The Executive shall also
                                                      be entitled to payment of
                                                      a pro rata share of such
                                                      portion of the
                                                      Discretionary Bonus for
                                                      the year in which his
                                                      employment terminates that
                                                      is based on Company
                                                      performance criteria. Such
                                                      pro rata portion shall be
                                                      determined by a fraction,
                                                      the numerator of which is
                                                      the number of days in the
                                                      year that the Executive is
                                                      employed by the Company
                                                      and the denominator of
                                                      which is 365. Such payment
                                                      shall be made no later
                                                      than the

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                                                      February 28 of the
                                                      calendar year immediately
                                                      following the year in
                                                      which Executive's
                                                      employment terminates.

                                             (iii)    The Company shall also pay
                                                      the Executive an amount
                                                      equal to the premiums
                                                      payable by the Executive
                                                      in the event the Executive
                                                      elects continuation
                                                      coverage pursuant to the
                                                      Consolidated Omnibus
                                                      Budget Reconciliation Act
                                                      of 1985 ("COBRA"). Such
                                                      payments shall cease upon
                                                      the earlier of eighteen
                                                      (18) months of
                                                      continuation coverage or
                                                      the cessation of the
                                                      Executive's and the
                                                      Executive's family
                                                      members' rights to COBRA
                                                      continuation coverage. The
                                                      Company shall make such
                                                      payments directly to the
                                                      party to whom premiums are
                                                      payable at such times as
                                                      they are due under COBRA.

                                    (2)      TERMINATION FOLLOWING CHANGE IN
                                             CONTROL. In the event that
                                             following a Change in Control,
                                             Executive's employment is
                                             terminated by the Company during
                                             the Employment Term without Cause
                                             or terminated by the Executive for
                                             Good Reason, then the Company shall
                                             make the following payments to the
                                             Executive:

                                             (i)      The Company shall make a
                                                      single lump sum payment to
                                                      Executive equal to two (2)
                                                      times the sum of the
                                                      Executive's existing
                                                      annual Base Salary and the
                                                      Executive's target
                                                      Discretionary Bonus,
                                                      subject to repayment by
                                                      the Executive upon the
                                                      Executive's breach of his
                                                      covenant to not compete
                                                      with the Company or to
                                                      solicit Company employees
                                                      as provided in Section 7.
                                                      The Company shall make
                                                      such payment within ten
                                                      (10) days following the
                                                      date the Executive's
                                                      employment terminates.

                                             (ii)     The Executive shall also
                                                      be entitled to payment of
                                                      a pro rata share of such
                                                      portion of the
                                                      Discretionary Bonus for
                                                      the year in which his
                                                      employment terminates that
                                                      is based on Company
                                                      performance criteria. Such
                                                      pro rata portion shall be
                                                      determined by a fraction,
                                                      the numerator of which is
                                                      the number of days in the
                                                      year that the Executive is
                                                      employed by the Company
                                                      and the denominator of
                                                      which is 365. Such payment
                                                      shall be made no later
                                                      than the February 28 of
                                                      the calendar year
                                                      immediately

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                                                      following the year in
                                                      which Executive's
                                                      employment terminates.

                                             (iii)    The Company shall also pay
                                                      the Executive an amount
                                                      equal to the premiums
                                                      payable by the Executive
                                                      in the event the Executive
                                                      elects continuation
                                                      coverage pursuant to the
                                                      Consolidated Omnibus
                                                      Budget Reconciliation Act
                                                      of 1985 ("COBRA"). Such
                                                      payments shall cease upon
                                                      the earlier of eighteen
                                                      (18) months of
                                                      continuation coverage or
                                                      the cessation of the
                                                      Executive's and the
                                                      Executive's family
                                                      members' rights to COBRA
                                                      continuation coverage. The
                                                      Company shall make such
                                                      payments directly to the
                                                      party to whom premiums are
                                                      payable at such times as
                                                      they are due under COBRA.


                                    (3)      FOR CAUSE TERMINATION.

                                             (i)      For purposes of this
                                                      Agreement, "Cause" shall
                                                      mean:

                                                      (a) the failure by the
                                                          Executive to obey the
                                                          reasonable and lawful
                                                          orders of the Board of
                                                          Directors of the
                                                          Company or his direct
                                                          supervisor;

                                                      (b) misconduct by the
                                                          Executive that is
                                                          materially injurious
                                                          to the Company; or

                                                      (c) the Executive engaging
                                                          in dishonest
                                                          activities injurious
                                                          to the Company.

                                             (ii)     Should the Executive's
                                                      employment be terminated
                                                      by the Company for Cause
                                                      during the Employment
                                                      Term, this Agreement shall
                                                      be terminated forthwith
                                                      without notice or payment
                                                      in lieu thereof and the
                                                      Executive shall not be
                                                      entitled to receive any
                                                      other consideration
                                                      (beyond consideration
                                                      accrued to the date of
                                                      dismissal that is owing
                                                      but not yet paid) from the
                                                      Company.

                                             (iii)    Further, in the event the
                                                      Executive's employment is
                                                      terminated by the Company
                                                      during the Employment Term
                                                      for Cause Executive shall
                                                      be paid no severance
                                                      payments.

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                  (F)      CHANGE IN CONTROL. For purposes of this Agreement, a
                           "Change in Control" shall be deemed to have taken place upon:

                                    (1)      The acquisition by any individual,
                                             entity or group (within the meaning
                                             of Section 13(d)(3) or 14(d)(2) of
                                             the Securities Exchange Act of
                                             1934, as amended (the "Exchange
                                             Act")) (a "Person") of beneficial
                                             ownership (within the meaning of
                                             Rule 13d-3 promulgated under the
                                             Exchange Act) of 35% or more of
                                             either (a) the then outstanding
                                             shares of common stock of the
                                             Company (the "Outstanding Company
                                             Common Stock") or (b) the combined
                                             voting power of the then
                                             outstanding voting securities of
                                             the Company entitled to vote
                                             generally in the election of
                                             directors (the "Outstanding Company
                                             Voting Securities"); provided,
                                             however, that for purposes of this
                                             subparagraph 1, the following
                                             acquisitions shall not constitute a
                                             Change in Control: (i) any
                                             acquisition directly from the
                                             Company, (ii) any acquisition by
                                             the Company, (iii) any acquisition
                                             by any employee benefit plan (or
                                             related trust) sponsored or
                                             maintained by the Company or any
                                             corporation controlled by the
                                             Company, or (iv) any acquisition by
                                             any corporation pursuant to a
                                             transaction which complies with
                                             clauses (a), (b) and (c) of
                                             subparagraph 3 of this Section (F);
                                             or

                                    (2)      Individuals who, as of the date
                                             hereof, constitute the Board of
                                             Directors of the Company (the
                                             "Incumbent Board") cease for any
                                             reason to constitute at least a
                                             majority of the Board of Directors;
                                             provided, however, that any
                                             individual who becomes a director
                                             subsequent to the date hereof and
                                             whose election, or nomination for
                                             election by the Company's
                                             shareholders, was approved by a
                                             vote of at least a majority of the
                                             directors then comprising the
                                             Incumbent Board (either by a
                                             specific vote or by approval of the
                                             proxy statement of the Company in
                                             which such person is named as a
                                             nominee for director, without
                                             written objection to such
                                             nomination) shall be deemed to be a
                                             member of the Incumbent Board;
                                             provided, further, that
                                             notwithstanding the immediately
                                             preceding proviso, any individual
                                             whose initial assumption of office
                                             occurs as a result of an actual or
                                             threatened election contest with
                                             respect to the election or removal
                                             of directors or other actual or
                                             threatened solicitation of proxies
                                             or contests by or on behalf of a
                                             Person, other than the Board of
                                             Directors

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                                             of the Company, shall not be deemed
                                             to be a member of the Incumbent
                                             Board; or

                                    (3)      Consummation of a reorganization,
                                             merger, share exchange or
                                             consolidation or sale or other
                                             disposition of all or substantially
                                             all of the assets of the Company (a
                                             "Business Combination"), in each
                                             case, unless, following such
                                             Business Combination: (a) all or
                                             substantially all of the
                                             individuals and entities who were
                                             the beneficial owners,
                                             respectively, of the Outstanding
                                             Company Common Stock and
                                             Outstanding Company Voting
                                             Securities immediately prior to
                                             such Business Combination
                                             beneficially own, directly or
                                             indirectly, more than 65% of,
                                             respectively, the then outstanding
                                             shares of common stock and the
                                             combined voting power of the then
                                             outstanding voting securities
                                             entitled to vote generally in the
                                             election of directors, as the case
                                             may be, of the corporation
                                             resulting from such Business
                                             Combination (including, without
                                             limitation, a corporation which as
                                             a result of such transaction owns
                                             the Company or all or substantially
                                             all of the Company's assets either
                                             directly or through one or more
                                             subsidiaries) in substantially the
                                             same proportions as their
                                             ownership, immediately prior to
                                             such Business Combination, of the
                                             Outstanding Company Common Stock
                                             and Outstanding Company Voting
                                             Securities, as the case may be; (b)
                                             no Person (excluding any
                                             corporation resulting from such
                                             Business Combination or any
                                             employee benefit plan (or related
                                             trust) of the Company or such
                                             corporation resulting from the
                                             Business Combination) beneficially
                                             owns, directly or indirectly, 35%
                                             or more of, respectively, the then
                                             outstanding shares of common stock
                                             of the corporation resulting from
                                             such Business Combination or the
                                             combined voting power of the then
                                             outstanding voting securities of
                                             such corporation except to the
                                             extent that such ownership existed
                                             prior to the Business Combination;
                                             and (c) at least a majority of the
                                             members of the board of directors
                                             of the corporation resulting from
                                             such Business Combination were
                                             members of the Incumbent Board
                                             immediately prior to the time of
                                             the execution of the initial
                                             agreement, or of the action of the
                                             Board of Directors of the Company,
                                             providing for such Business
                                             Combination; or

                                    (4)      Approval by the stockholders of the
                                             Company of a complete liquidation
                                             or dissolution of the Company.

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                  (G)      GOOD REASON. Executive will be deemed to have
                           terminated his employment for "Good Reason" if he tenders his resignation to the Company within six (6) months following the occurrence of any one or more of the following, without Executive's prior written consent and the Executive have not entered into a written agreement that replaces this Agreement: (i) Executive is not reelected to or is removed as Chairman of the Company; (ii) the Company fails to vest Executive with or removes from him the duties, responsibilities, authority or resources that he reasonably needs to competently perform his duties as Chairman of the Company; (iii) the Company changes the primary location of Executive's employment to a place that is more than 50 miles from Southfield, Michigan; (iv) the Company otherwise commits a material breach of its obligations under this Agreement and fails to cure the breach within 30 days after Executive gives the Company written notice of the breach; or (v) the Company gives notice that it will not renew this Agreement pursuant to Section 5 below.

         4. OTHER BENEFITS. The Executive shall also be entitled to such additional benefits as outlined in the Manual during the Employment Term or severance period, with the exception of 401(k) participation during the severance period.

         5. EMPLOYMENT TERM. The period of the Executive's employment by the Company under this Agreement (the "Employment Term") shall commence on January 1, 2004 and shall continue through December 31, 2006 (or such later date as provided below) or the earliest date on which any of the following events occurs:

                  (A)      the death or retirement of the Executive;

                  (B) the date on which the Company discharges the Executive by reason of the Executive's Total Disability. For purposes of this Agreement, "Total Disability" shall have the same meaning as used in the Manual and consistent with the Long Term Disability Benefits of the Company;

                  (C) a mutual written agreement between the Company and the Executive regarding an early termination date; or

                  (D) the date on which the Company terminates the Executive's employment for Cause as recited in
                           Section 3(E)(3).

Either party hereto may elect not to renew this Employment Agreement by giving the other party written notice on or before December 31, 2004, and annually thereafter. If written notice of the election not to renew this Agreement is not provided on or before December 31, 2004, and annually thereafter, the Employment Term shall automatically be extended for an additional one (1) year period.

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         6. CONFIDENTIAL INFORMATION AGREEMENT. Executive agrees that the
Confidential Information Agreement executed by him and dated March 12, 1975 (the "Confidential Information Agreement"), which includes, not by way of limitation, covenants not to compete with the Company and covenants to refrain from soliciting employees to leave the Company's employment, shall remain in full force and effect.

         7. COVENANT NOT TO COMPETE OR SOLICIT EMPLOYEES. In the event severance becomes payable to Executive following a Change in Control, Executive, in addition to the restrictive covenants contained in the Confidential Information Agreement, agrees to the restrictive covenants of this Section:

                  (A) Executive agrees that, for two (2) years following the termination of Executive's employment under circumstances described in Section 3(E)(2), he will not, without the Company's prior written consent, directly or indirectly Compete with the Company or any of its subsidiaries. For the purposes of Section 7(A):

                                    (1)      "Compete" means directly or
                                             indirectly owning, managing or
                                             operating a Competitor which
                                             solicits or obtains business of the
                                             Company, or directly or indirectly
                                             serving as an employee, officer or
                                             director of or a consultant to a
                                             Competitor which solicits or
                                             obtains business of the Company, or
                                             soliciting or inducing any employee
                                             or agent of the Company to
                                             terminate employment with the
                                             Company or any of its subsidiaries
                                             and become employed by a
                                             Competitor.

                                    (2)      "Competitor" means any person,
                                             firm, partnership, corporation,
                                             trust or other entity that owns,
                                             controls or is an insurance company
                                             or a similar financial services
                                             company (a "Financial Services
                                             Company").

                           (B) In the event that a successor to the Company succeeds to or assumes the Company's rights and obligations under this Agreement,
                                    Section 7(A) will apply only to the Company as it existed immediately before the succession or assumption occurred and will not apply to any of the successor's other offices.

                           (C) Section 7(A) will not prohibit Executive from directly or indirectly owning or acquiring any capital stock or similar securities that are listed on a securities exchange or quoted on the Nasdaq or NYSE and do not represent more than 5% of the outstanding capital stock of any Financial Services Company.

                           (D)      Executive agrees that a violation of this
                                    Section 7 would result in direct, immediate and irreparable harm to the Company, and in such event, agrees that the Company, in addition to their other rights and remedies, would be entitled to injunctive relief enforcing the terms and provisions of this
                                    Section 7 and a return to the Company of any severance payments under Section 3(E)(2). The terms of this Section are intended to be in addition to any restrictions contained in the Confidential Information Agreement.

         8. BINDING EFFECT; ASSIGNMENT. The Company may assign this Agreement to any of its affiliates or their successors or assigns. This Agreement shall be binding upon and shall inure to the benefit of the Company, its affiliates and their successors and assigns. This Agreement shall be binding upon and shall inure to the benefit of the Executive. Neither this Agreement nor any right or interest hereunder shall be assignable or transferable by the Executive, his beneficiaries or legal representatives.

         9. MISCELLANEOUS. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any or subsequent time. No agreement or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement.

         10. NOTICES. All notices or other communications required or permitted hereunder shall be given in writing and shall be deemed sufficient if delivered by hand (including by courier), mailed by registered or certified mail, postage prepaid (return receipt requested), or sent by facsimile transmission, as follows:

         If to the Executive:           If to the Company:

         To the address on file         MEADOWBROOK, INC
         with the Company's             Attn: Human Resources
         Human Resources                26600 Telegraph Road, Suite 300
         Department as the              Southfield, MI 48034
         Executive's home address.

or such other address as shall be furnished in writing by such party, and any such notice or communication shall be effective and be deemed to have been given as of the date so delivered or, if mailed upon receipt thereof; provided, however, that any notice or communication changing any of the addresses set forth above shall be effective and deemed given only upon its receipt.

         11. SEVERABILITY. If any provision of this Agreement, or any application thereof to any circumstance, is invalid, in whole or in part, such provision or application shall to that extent be severable and shall not affect other provisions or applications of this Agreement.

         12. GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of Michigan, excluding any choice of law rule requiring application of the law or any other jurisdiction. Any action arising out of or relating to this Agreement, its performance, enforcement or breach, will be venued in the Circuit Court for the County of Oakland, State of Michigan.

         13. ENTIRE AGREEMENT. This Agreement and the Confidential Information Agreement, which is incorporated herein by reference, sets forth the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, written or oral, between them as to such subject matter.

         14. HEADINGS. The headings contained herein are solely for the purpose of reference, are not part of this Agreement and shall not in any way affect the meaning or interpretation of this Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and effective as of the date first written above.

                                    MEADOWBROOK INSURANCE GROUP, INC.

                                    ____________________________________________
                                    By:  Robert S. Cubbin
                                    Its: President & CEO

                                    MEADOWBROOK, INC.

                                    ____________________________________________
                                    By:  Robert S. Cubbin
                                    Its: President

                                    ____________________________________________
                                      Merton J. Segal